GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated September 18, 2015
to the Prospectus dated May 1, 2015

For Contracts purchased on or after October 12, 2015, all references in the Prospectus to “Right of Cancellation Period” are replaced with “Right to Cancel Period” and the section entitled “Summary, Right of Cancellation Period” on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

“Right to Cancel Period

After you receive your Contract, you may examine it for up to 10 days during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right to cancel period will be extended to 60 days. We will refund the Annuity Account Value plus any charges and fees during the right to cancel period. You assume the risk of any market drop on Contributions you allocate to the Sub-Accounts.”

For Contracts purchased on or after October 12, 2015, the section entitled “Right of Cancellation Period” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

“Right to Cancel Period

During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. Contracts returned during the right to cancel period will be void from the start.

During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. If you cancel your Contract within the right to cancel period, we will refund your Annuity Account Value plus any charges and fees as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and Request for cancellation.

After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no allocation instructions accompanying a subsequent Contribution, then allocations will be made in accordance with the standing allocation instructions you provided with your application. Allocations will be effective upon the Transaction Date."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2015. Please keep this supplement for future reference.